Exhibit 99.1
Medley Capital Corporation Announces September 30, 2019 Financial Results

NEW YORK, NY (December 16, 2019) - Medley Capital Corporation (NYSE: MCC) (TASE: MCC) (the “Company”) today announced financial results for the quarter and year ended September 30, 2019.

Fourth Quarter Highlights

•	Net investment loss of $(0.15) per share

•	Adjusted net investment income of $0.00 per share excluding merger related and other one-time expenses

•	Net asset value (“NAV”) of $3.97 per share

•	The board of directors did not declare a dividend this quarter

Merger Update

•	On July 29, 2019, the Company, Sierra Income Corporation and Medley Management Inc. announced the execution of the amended merger agreements[1]

•
On October 14, 2019, the Company’s special committee announced that the “go shop” process conducted by the special committee did not produce a “Superior Proposal” as defined in the amended MCC merger agreement[2]

Portfolio Investments

The total value of our investments was $396.9 million at September 30, 2019. During the quarter ended September 30, 2019, the Company originated $7.3 million of investments and had $65.0 million of repayments and sales, resulting in net repayments and sales of $57.7 million. As of September 30, 2019, the Company had investments in securities of 51 portfolio companies with approximately 48.6% consisting of senior secured first lien investments, 9.2% consisting of senior secured second lien investments, 0.7% consisting of unsecured debt, 17.6% in MCC Senior Loan Strategy JV and 23.9% in equities / warrants. As of September 30, 2019, the weighted average yield based upon the cost basis of our income bearing portfolio investments, excluding cash and cash equivalents, was 9.5%.

Results of Operations: Three Months Ended September 30, 2019

For the three months ended September 30, 2019, the Company reported net investment loss per share and net loss per share of $(0.15) and $(0.58), respectively, calculated based upon the weighted average shares outstanding. Adjusted net investment income was $0.00 per share, which excludes $8.3 million of expenses associated with the pending merger as well as other one-time expenses. As of September 30, 2019, the Company’s NAV was $3.97 per share, which included a reduction of $0.15 per share from merger-related and other one-time expenses.

Investment Income

For the three months ended September 30, 2019, total investment income was $8.1 million and consisted of $5.7 million of portfolio interest income, $2.1 million of dividend income, and $0.3 million of fee income.

Expenses

For the three months ended September 30, 2019, total expenses were $16.3 million and consisted of the following: base management fees of $2.2 million, interest and financing expenses of $5.3 million, professional fees of $4.7 million, administrator expenses of $0.9 million, directors’ fees of $0.2 million, and other general and administrative related expenses of $3.0 million.

Net Investment Income/Loss

For the three months ended September 30, 2019, the Company reported net investment loss of $(8.2) million, or $(0.15), on a weighted average per share basis.

Net Realized and Unrealized Gains/Losses

For the three months ended September 30, 2019, the Company reported net realized losses of $(35.9) million and net unrealized appreciation of $12.5 million.

For the three months ended September 30, 2019, the Company reported a loss on extinguishment of debt of $(0.1) million.

Results of Operations: Year Ended September 30, 2019

For the year ended September 30, 2019, the Company reported net investment loss per share and net loss per share of $(0.38) and $(1.77), respectively, calculated based upon the weighted average shares outstanding. Adjusted net investment income was $0.07 per share, which excludes $24.7 million of expenses associated with the pending merger as well as other one-time expenses.

Investment Income

For the year ended September 30, 2019, total investment income was $46.3 million and consisted of $35.8 million of portfolio interest income, $8.2 million of dividend income, and $2.3 million of fee income.

Expenses

For the year ended September 30, 2019, total expenses were $67.2 million and consisted of the following: base management fees of $11.2 million, interest and financing expenses of $24.0 million, professional fees of $19.3 million, administrator expenses of $3.3 million, directors’ fees of $1.3 million, and other general and administrative related expenses of $8.1 million. Of the $24.0 million interest and financing expenses, $1.8 million was related to the prepayment of interest through 9/1/19 in connection with the voluntary repayment of the SBA Debentures.

Net Investment Income/Loss

For the year ended September 30, 2019, the Company reported net investment loss of $(20.9) million, or $(0.38), on a weighted average per share basis.

Net Realized and Unrealized Gains/Losses

For the year ended September 30, 2019, the Company reported net realized losses of $(112.2) million and net unrealized appreciation of $38.5 million.

For the year ended September 30, 2019, the Company reported a loss on extinguishment of debt of $(2.0) million.

Liquidity and Capital Resources

As of September 30, 2019, the Company had a cash balance of $68.2 million and $16.0 million of restricted cash.

As of September 30, 2019, the Company had $74.0 million outstanding in aggregate principal amount of 6.50% unsecured notes due 2021, $77.8 million outstanding in aggregate principal amount of 6.125% unsecured notes due 2023, and $105.1 million outstanding in aggregate principal amount of 2021 Israeli Notes.

Dividend Declaration

The board of directors did not declare a dividend this quarter.

Financial Statements

Medley Capital Corporation
Consolidated Statements of Assets and Liabilities
(in thousands, except share and per share data)

	September 30, 2019	September 30, 2018

ASSETS
Investments at fair value
Non-controlled/non-affiliated investments (amortized cost of $204,736 and $428,718, respectively)	$189,895	$393,149
Affiliated investments (amortized cost of $108,310 and $102,547, respectively)	99,540	100,641
Controlled investments (amortized cost of $154,601 and $233,422, respectively)	107,454	161,640
Total investments at fair value	396,889	655,430
Cash and cash equivalents	68,245	75,666
Restricted Cash	16,039	—
Other assets	2,974	3,421
Interest receivable	1,592	6,377
Receivable for dispositions and investments sold	419	160
Fees receivable	109	187
Deferred offering costs	—	355
Total assets	$486,267	$741,596

LIABILITIES
Notes payable (net of debt issuance costs of $5,274 and $8,238, respectively)	$251,732	$276,909
SBA debentures payable (net of debt issuance costs of $0 and $2,095, respectively)	—	132,905
Accounts payable and accrued expenses	11,957	2,936
Interest and fees payable	2,905	3,280
Management and incentive fees payable	2,231	3,348
Administrator expenses payable	862	808
Deferred revenue	103	192
Due to affiliate	44	39
Total liabilities	$269,834	$420,417

NET ASSETS
Common stock, par value $0.001 per share, 100,000,000 common shares authorized, 54,474,211 and 54,474,211 common shares issued and outstanding, respectively	$54	$54
Capital in excess of par value	673,533	698,587
Total distributable earnings/(loss)	(457,154)	(377,462)
Total net assets	216,433	321,179
Total liabilities and net assets	$486,267	$741,596

NET ASSET VALUE PER SHARE	$3.97	$5.90

Medley Capital Corporation
Consolidated Statements of Operations
(in thousands, except share and per share data)

	For the three months ended September 30		For the years ended September 30
	2019	2018	2019	2018

INVESTMENT INCOME
Interest from investments
Non-controlled/non-affiliated investments:
Cash	$4,118	$7,843	$25,368	$39,636
Payment-in-kind	271	614	1,755	3,815
Affiliated investments:
Cash	490	572	2,198	2,177
Payment-in-kind	319	951	2,604	3,399
Controlled investments:
Cash	89	209	338	1,522
Payment-in-kind	192	1,131	2,801	3,561
Total interest income	5,479	11,320	35,064	54,110
Dividend income	2,114	2,450	8,219	7,991
Interest from cash and cash equivalents	200	123	712	245
Fee income	323	1,317	2,304	4,474
Total investment income	8,116	15,210	46,299	66,820

EXPENSES
Base management fees	2,231	3,348	11,190	14,724
Incentive fees	—	—	—	—
Interest and financing expenses	5,308	6,935	24,049	27,918
Professional fees	4,743	2,609	19,323	4,430
General and administrative	2,752	268	7,399	2,171
Administrator expenses	862	809	3,324	3,582
Directors fees	170	351	1,258	1,271
Insurance	259	149	623	542
Expenses before management and incentive fee waivers	16,325	14,469	67,166	54,638
Management fee waiver	—	—	—	(380)
Incentive fee waiver	—	—	—	—
Total expenses net of management and incentive fee waivers	16,325	14,469	67,166	54,258
Net investment income/(loss) before excise taxes	(8,209)	741	(20,867)	12,562
Excise tax expense	—	—	—	(158)
NET INVESTMENT INCOME/(LOSS)	(8,209)	741	(20,867)	12,404

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain/(loss) from investments
Non-controlled/non-affiliated investments	—	(30,870)	(24,762)	(89,221)
Affiliated investments	(7,671)	—	(7,671)	—
Controlled investments	(28,201)	—	(79,740)	—
Net realized gain/(loss) from investments	(35,872)	(30,870)	(112,173)	(89,221)
Net unrealized appreciation/(depreciation) on investments
Non-controlled/non-affiliated investments	(4,596)	27,114	20,727	14,044
Affiliated investments	(738)	(1,233)	(6,864)	(951)
Controlled investments	17,871	(18,069)	24,635	(45,287)
Net unrealized appreciation/(depreciation) on investments	12,537	7,812	38,498	(32,194)
Change in provision for deferred taxes on unrealized (appreciation)/depreciation on investments	—	—	—	474
Net loss on extinguishment of debt	(104)	(1,218)	(2,033)	(2,387)
Net realized and unrealized gain/(loss) on investments	(23,439)	(24,276)	(75,708)	(123,328)
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(31,648)	$(23,535)	$(96,575)	$(110,924)

WEIGHTED AVERAGE - BASIC AND DILUTED EARNINGS PER COMMON SHARE	$(0.58)	$(0.43)	$(1.77)	$(2.04)
WEIGHTED AVERAGE - BASIC AND DILUTED NET INVESTMENT INCOME/(LOSS) PER COMMON SHARE	$(0.15)	$0.01	$(0.38)	$0.23
WEIGHTED AVERAGE COMMON STOCK OUTSTANDING - BASIC AND DILUTED	54,474,211	54,474,211	54,474,211	54,474,211
DIVIDENDS DECLARED PER COMMON SHARE	$—	$0.10	$0.15	$0.52

Non-GAAP Financial Measures

We make reference to certain non-GAAP financial measures in this press release. The following table presents a reconciliation of net investment income to adjusted net investment income:

	For the three months ended September 30, 2019
	Total	Per Share

Net investment income/(loss)	$(8,208,755)	$(0.15)
Add back merger-related expenses	8,298,626	0.15
Adjusted net investment income	$89,871	$—

	For the year ended September 30, 2019
	Total	Per Share

Net investment income/(loss)	$(20,867,427)	$(0.38)
Add back merger-related and other one-time expenses	24,729,055	0.45
Adjusted net investment income	$3,861,628	$0.07

The following table presents a reconciliation of net asset value to adjusted net asset value:

	As of September 30, 2019
	Total	Per Share

Total net assets	$216,432,530	$3.97
Add back merger-related expenses	8,298,626	0.15
Adjusted total net assets	$224,731,156	$4.12

Merger-related and other one-time expenses primarily consist of professional fees and interest expenses in connection with the paydown of the SBA Debentures. Per share amounts are based on 54,474,211 weighted average shares outstanding for the period.

ABOUT MEDLEY CAPITAL CORPORATION

Medley Capital Corporation is a closed-end, externally managed business development company ("BDC") that trades on the New York Stock Exchange (NYSE: MCC) and the Tel Aviv Stock Exchange (TASE: MCC). Medley Capital Corporation's investment objective is to generate current income and capital appreciation by lending to privately-held middle market companies, primarily through directly originated transactions, to help these companies expand their businesses, refinance and make acquisitions. Our portfolio generally consists of senior secured first lien loans and senior secured second lien loans. Medley Capital Corporation is externally managed by MCC Advisors LLC, which is an investment adviser registered under the Investment Advisers Act of 1940, as amended. For additional information, please visit Medley Capital Corporation at www.medleycapitalcorp.com.

ABOUT MCC ADVISORS LLC

MCC Advisors LLC is a subsidiary of Medley Management Inc. (NYSE: MDLY, “Medley”). Medley is an alternative asset management firm offering yield solutions to retail and institutional investors. Medley’s national direct origination franchise is a premier provider of capital to the middle market in the U.S. Medley has $4.3 billion of assets under management in two business development companies, Medley Capital Corporation (NYSE: MCC) (TASE: MCC) and Sierra Income Corporation, a credit interval fund, Sierra Total Return Fund (NASDAQ:SRNTX) and several private investment vehicles. Over the past 15 years, we have provided capital to over 400 companies across 35 industries in North America.3 For additional information, please visit Medley Management Inc. at www.mdly.com.

Medley LLC, the operating company of Medley Management Inc., has outstanding bonds which trade on the New York Stock Exchange under the symbols (NYSE:MDLX) and (NYSE:MDLQ). Medley Capital Corporation is dual-listed on the New York Stock Exchange (NYSE:MCC) and the Tel Aviv Stock Exchange (TASE: MCC) and has outstanding bonds which trade on both the New York Stock Exchange under the symbols (NYSE:MCV), (NYSE:MCX) and the Tel Aviv Stock Exchange under the symbol (TASE: MCC.B1).

No Offer or Solicitation

The information in this communication is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or the solicitation of any vote or approval in any jurisdiction pursuant to or in connection with the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Important Information and Where to Find It

In connection with the proposed transactions, Sierra Income Corporation (“Sierra”) intends to file with the Securities and Exchange Commission (the “SEC”) and mail to its stockholders an amendment to the Registration Statement on Form N-14 that will include a joint proxy statement and that also will constitute a prospectus of Sierra, and the Company and Medley Management Inc. (“MDLY”) intend to file with the SEC and mail to their respective stockholders an amendment to the proxy statement on Schedule 14A (the “Joint Proxy Statement/Prospectus” and, as amended, the “Amended Joint Proxy Statement/Prospectus”). INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS, AS WELL AS THE AMENDED JOINT PROXY STATEMENT/PROSPECTUS, WHEN IT BECOMES AVAILABLE, OR ANY SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT SIERRA, THE COMPANY, AND MDLY, THE PROPOSED TRANSACTIONS AND RELATED MATTERS. Investors and stockholders can obtain the Joint Proxy Statement/Prospectus, the Amended Joint Proxy Statement/Prospectus (when available), and other documents filed with the SEC by Sierra, the Company, and MDLY, free of charge, from the SEC’s website (www.sec.gov) and from Sierra’s website (www.sierraincomecorp.com), the Company’s website (www.medleycapitalcorp.com), or MDLY’s website (www.mdly.com). Investors and stockholders may also obtain free copies of the Joint Proxy Statement/Prospectus, the Amended Joint Proxy Statement/Prospectus (when available), and other documents filed with the SEC from the Company by using the contact information provided below.

Participants in the POTENTIAL Solicitation

Sierra, the Company, and MDLY and their respective directors, executive officers, other members of their management, and certain employees of Medley LLC may be deemed to be participants in the anticipated solicitation of proxies in connection with the proposed transactions. Information about  Sierra’s directors and executive officers is available in its definitive proxy statement for its 2019 annual meeting of stockholders filed with the SEC on April 30, 2019 (the “Sierra 2019 Proxy Statement”). Information regarding MCC’s directors and executive officers is available in its annual report on Form 10-K filed with the SEC on December 16, 2019 (the “MCC 2019 Form 10-K”). Information regarding MDLY’s directors and executive officers is available in its definitive proxy statement for its 2019 annual meeting of stockholders filed with the SEC on April 30, 2019 (the “MDLY 2019 Proxy Statement”). To the extent holdings of securities by such directors or executive officers have changed since the amounts disclosed in the Sierra 2019 Proxy Statement, the MCC 2019 Form 10-K, and the MDLY 2019 Proxy Statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed by such directors or executive officers, as the case may be, with the SEC. More detailed information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the Amended Joint Proxy Statement/Prospectus when such documents become available and in other relevant materials to be filed with the SEC. These documents may be obtained free of charge from the sources indicated above.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking” statements, including statements regarding the proposed transactions contemplated by the amended MCC merger agreement. Such forward-looking statements reflect current views with respect to future events and financial performance, and the Company may make related oral forward-looking statements on or following the date hereof. Statements that include the words “should,” “would,” “expect,” “intend,” “plan,” “believe,” “project,” “anticipate,” “seek,” “will,” and similar statements of a future or forward-looking nature identify forward-looking statements in this material or similar oral statements for purposes of the U.S. federal securities laws or otherwise. Because forward-looking statements, such as the possibility that the Company may receive competing proposals and the date that the parties expect the proposed transactions to be completed and the expectation that the proposed transactions will provide improved liquidity for the Company’s stockholders and will be accretive to net investment income for the Company, include risks and uncertainties, actual results may differ materially from those expressed or implied and include, but are not limited to, those discussed in the Company’s filings with the SEC, and (i) the satisfaction or waiver of closing conditions relating to the proposed transactions described herein, including, but not limited to, the requisite approvals of the stockholders of each of Sierra, the Company, and MDLY, Sierra successfully taking all actions reasonably required with respect to certain outstanding indebtedness of the Company and MDLY to prevent any material adverse effect relating thereto, certain required  approvals of the SEC (including necessary exemptive relief to consummate the merger transactions), the necessary consents of certain third-party advisory clients of MDLY, and any applicable waiting period (and any extension thereof) applicable to the transactions under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, shall have expired or been terminated, (ii) the parties’ ability to successfully consummate the proposed transactions, and the timing thereof, and (iii) the possibility that competing offers or acquisition proposals related to the proposed transactions will be made and, if made, could be successful. Additional risks and uncertainties specific to the Company include, but are not limited to, (i) the costs and expenses that the Company has, and may incur, in connection with the proposed transactions (whether or not they are consummated); (ii) the impact that any litigation relating to the proposed transactions may have on the Company; (iii) that projections with respect to distributions may prove to be incorrect; (iv) Sierra’s ability to invest its portfolio of cash in a timely manner following the closing of the proposed transaction; (v) the market performance of the combined portfolio; (vi) the ability of portfolio companies to pay interest and principal in the future; (vii) the ability of MDLY to grow its fee earning assets under management; (viii) whether Sierra, as the surviving company, will trade with more volume and perform better than the Company prior to the proposed transactions; and (ix) negative effects of entering into the proposed transactions on the trading volume and market price of the Company’s common stock. There can be no assurance of the level of any distributions to be paid, if any, following consummation of the proposed transactions.

The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in each of the Company’s, Sierra’s and MDLY’s filings with the SEC, including the Joint Proxy Statement/Prospectus and the Amended Joint Proxy Statement/Prospectus relating to the proposed transactions, and in the “Risk Factors” sections of each of the Company’s, Sierra’s, and MDLY’s most recent Annual Report on Form 10-K and most recent Quarterly Report on Form 10-Q. The forward-looking statements in this communication represent the Company’s views as of the date of hereof. The Company anticipates that subsequent events and developments will cause its views to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company does not have any current intention of doing so except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing the Company’s views as of any date subsequent to the date of this material.

SOURCE: Medley Capital Corporation

Investor Relations Contact:
Sam Anderson

Head of Capital Markets & Risk Management
Medley Management Inc.
212-759-0777

Media Contact:
Jonathan Gasthalter/Nathaniel Garnick
Gasthalter & Co. LP
212-257-4170

1 For additional information, refer to the Company’s Form 8-K filed with the SEC on August 2, 2019.
2 For additional information, please see the press release issued by the Company’s special committee on October 14, 2019.
3 Medley Management Inc. is the parent company of Medley LLC and several registered investment advisors (collectively, ”Medley”). Assets under management refers to assets of Medley’s funds, which represents the sum of the net asset value of such funds, the drawn and undrawn debt (at the fund level, including amounts subject to restrictions) and uncalled committed capital (including commitments to funds that have yet to commence their investment periods). Assets under management are as of September 30, 2019.